UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA

(State or other jurisdiction of incorporation)

0-17071	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street

P.O. Box 792

Muncie, Indiana	47305-2814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 747-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events. The Board of Directors of the First Merchants Corporation has approved the reorganization of certain of its wholly-owned subsidiaries pending approval from the subsidiaries’ federal banking regulator. The application for such approval is being filed on or about August 4, 2009. Through the reorganization, First Merchants Bank of Central Indiana, National Association, Lafayette Bank and Trust Company, National Association and Commerce National Bank will be merged with and into First Merchants Bank, National Association. A copy of the Corporation’s press release, dated August 4, 2009, announcing the reorganization is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	(99.1) Press Release dated August 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 4, 2009.

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

(99.1) Press Release dated August 4, 2009.

EXHIBIT 99.1

Press Release dated August 4, 2009

N / E / W / S	R / E / L / E / A / S / E

August 4, 2009

FOR IMMEDIATE RELEASE

For more information, contact:

Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857

http://www.firstmerchants.com

SOURCE: First Merchants Corporation (Nasdaq: FRME), Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES CHARTER CONSOLIDATIONS

The Board of Directors of the First Merchants Corporation has approved the reorganization of certain of its wholly-owned subsidiaries pending approval from the subsidiaries’ federal banking regulator. The application for such approval is being filed on or about August 4, 2009. Through the reorganization, First Merchants Bank of Central Indiana, National Association, Lafayette Bank and Trust Company, National Association and Commerce National Bank will be merged with and into First Merchants Bank, National Association.

The pending bank charter combination will preserve the brand names of Lafayette Bank and Trust and Commerce National Bank. Each of these entities will continue to do business in their own name as divisions of First Merchants Bank, N.A. In addition, bank board members will continue their affiliation with their bank franchises, management and communities as regional bank board members.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., and First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank, and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

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